UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: May 30, 2007

(Date of earliest event reported)

SKY PETROLEUM, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-99455 (Commission File Number)	32-0027992 (IRS Employer Identification No.)

401 CONGRESS AVENUE, SUITE 1540, AUSTIN, TEXAS, 78701

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (512) 687-3427

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

Sky Petroleum Announces Results for the 2007 First Quarter. On May 30, 2007, the Registrant released the press release filed herewith as Exhibit 99.1

Item 7.01.   Regulation FD Disclosure

Sky Petroleum Announces Results for the 2007 First Quarter. On May 30, 2007, the Registrant released the press release filed herewith as Exhibit 99.1

Item 9.01.   Financial Statements and Exhibits

(c)	Exhibits.

Exhibit 99.1	Description Press Release dated May 30, 2007.

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SKY PETROLEUM, INC. (Registrant)

Dated: May 30, 2007	By: /s/ Michael D. Noonan Michael D. Noonan VP Corporate

EXHIBIT INDEX

Exhibit 99.1	Description Press Release dated May 30, 2007.